                                                                    Exhibit 99.1

        TRANSATLANTIC HOLDINGS, INC. ANNOUNCES SECOND QUARTER NET INCOME
         INCREASED 22.2 PERCENT; NET PREMIUMS WRITTEN ROSE 35.6 PERCENT

NEW YORK, N.Y.--(BUSINESS WIRE)-- July 24, 2003 - Transatlantic Holdings, Inc. (NYSE: TRH) today reported that its net income for the second quarter of 2003 increased 22.2 percent to $75.2 million, or $1.43 per common share (diluted), compared to $61.5 million, or $1.16 per common share (diluted), in the 2002 second quarter.

Net income for the first six months of 2003 increased 20.6 percent to $138.0 million, or $2.62 per common share (diluted), compared to $114.4 million, or $2.17 per common share (diluted), in the same prior year period.

Commenting on the quarter, Robert F. Orlich, President and Chief Executive Officer, said, "Transatlantic's strong earnings for the quarter resulted from the continuation of superior top-line growth under improved market conditions. Both our domestic and international portfolios performed well as the `flight-to-quality' continued unabated. Terms continue to be attractive, with greater rate increases being found in certain of our core specialty casualty lines."

Income before income taxes amounted to $96.4 million in the second quarter of 2003 versus $77.5 million in the second quarter of 2002, an increase of 24.4 percent. Included in these results are pre-tax realized capital gains of $0.7 million and $3.4 million in the second quarters of 2003 and 2002, respectively.

For the first six months of 2003, income before income taxes increased 21.8 percent to $175.6 million versus $144.1 million in the first six months of 2002. Included in these results are pre-tax realized capital gains (losses) of $1.3 million and ($1.5) million for the first six months of 2003 and 2002, respectively.

Net premiums written for the second quarter of 2003 increased 35.6 percent to $802.9 million from $592.0 million reported in the same prior year quarter. For the first six months of 2003, net premiums written increased 35.9 percent to $1,570.9 million from $1,155.6 million in the same prior year period. International business represented 45.3 percent of net premiums written for the first six months of 2003 versus 46.2 percent for the first six months of 2002.

The combined ratio for the second quarter of 2003 was 96.3 versus 98.2 in the comparable 2002 period. For the first six months of 2003, the combined ratio was
96.9 versus 98.2 in the comparable year ago period. TRH's combined ratio represents the sum of the ratio of net losses and loss adjustment expenses divided by net premiums earned (loss and loss adjustment expense ratio) and the ratio of the sum of net commissions and other operating expenses divided by net premiums written (underwriting expense ratio). Net loss and loss adjustment expense reserves (which represents unpaid losses and loss adjustment expenses, net of reinsurance recoverable thereon) rose $192.6 million during the 2003 second quarter, bringing the amount of such reserves to $3.6 billion at June 30, 2003. The combined ratio and its components, as well as net loss and loss adjustment expense reserves as noted above, are presented in accordance with principles prescribed by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

Net investment income for the second quarter of 2003 totaled $68.5 million, an increase of 6.4 percent over $64.4 million reported in the prior year quarter. For the first six months of 2003, net investment income totaled $133.1 million, an increase of 5.3 percent over $126.4 million reported in the comparable year ago period. At June 30, 2003, investments and cash totaled $6.3 billion.

At June 30, 2003, TRH's consolidated assets and stockholders' equity were $8.1 billion and $2.2 billion, respectively. Book value per common share was $42.22.

In the second quarter of 2003, the Board of Directors declared a dividend of $0.11 per common share to stockholders of record as of September 5, 2003, payable on September 12, 2003. This represents a 10 percent increase over the prior quarterly dividend.

Visit -- www.transre.com -- for additional information about TRH.


Caution concerning forward-looking statements:

This press release contains forward-looking statements. These forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks. In addition, please refer to TRH's Annual Report on Form 10-K for the year ended December 31, 2002 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 for a description of the business environment in which TRH operates and the important factors, risks and uncertainties that may affect its business and financial results. If any assumptions or opinions prove incorrect, any forward-looking statements made on that basis may also prove materially incorrect. TRH is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.


Transatlantic Holdings, Inc. (TRH) is a leading international reinsurance organization headquartered in New York, with operations also based in Chicago, Toronto, Miami (serving Latin America and the Caribbean), Buenos Aires, Rio de Janeiro, London, Paris, Zurich, Warsaw, Johannesburg, Sydney, Hong Kong, Shanghai and Tokyo. TRH has consolidated assets of $8.1 billion and stockholders' equity of $2.2 billion. Its subsidiaries, Transatlantic Reinsurance Company (TRC), Putnam Reinsurance Company and Trans Re Zurich are rated "A++ (Superior)," the highest rating classification, by A.M. Best Company. Moody's Investors Service has assigned an insurance financial strength rating of Aa1 ("Excellent") to TRC. Standard & Poor's has assigned an insurer financial strength rating of "AA" to TRC, Putnam and Trans Re Zurich. These subsidiaries offer reinsurance capacity on both a treaty and facultative basis -- structuring traditional and non-traditional programs for a full range of property and casualty products, with an emphasis on specialty risks.


Consolidated financial data and the consolidated statistical supplement follow. The consolidated financial data is principally in the form of our consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (GAAP basis). The consolidated statistical supplement, which management believes is useful to readers of this earnings release, generally presents components of or additional information about the consolidated financial data. However, the ratios at the bottom of the Statement of

Operations Data, and statutory surplus of Transatlantic Reinsurance Company, the primary operating subsidiary of TRH, are presented in accordance with principles prescribed by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data


                                                                        Three Months Ended
                                                                             June 30,
                                                                    2003                  2002            Change
                                                                 ---------             ---------          ------
                                                                        (in thousands, except
                                                                          per share data)

Statement of Operations Data:
Revenues:
      Net premiums written                                        $802,850              $592,026           35.6 %
      Increase in net
           unearned premiums                                       (40,087)              (40,198)
                                                                 ---------             ---------
      Net premiums earned                                          762,763               551,828           38.2
      Net investment income                                         68,481                64,354            6.4
      Realized net capital
              gains (losses)                                           731                 3,369
                                                                 ---------             ---------
                                                                   831,975               619,551
                                                                 ---------             ---------
Expenses:
      Net losses and loss
           adjustment expenses                                     545,201               400,944
      Net commissions                                              183,385               137,670
      Other operating expenses                                      15,852                13,636
      Increase in deferred
           acquisition costs                                        (9,621)               (9,651)
                                                                 ---------             ---------
                                                                   734,817               542,599
                                                                 ---------             ---------

Operating income                                                    97,158                76,952           26.3
Other (deductions) income                                             (764)                  517
                                                                 ---------             ---------
Income before income taxes                                          96,394                77,469           24.4
Income taxes                                                        21,216                15,960
                                                                 ---------             ---------
Net income                                                        $ 75,178              $ 61,509           22.2
                                                                 =========             =========

Net income per common share:
      Basic                                                          $1.43                 $1.18           22.0
      Diluted                                                         1.43                  1.16           22.4

Dividends per common share                                           0.110                 0.100           10.0

Weighted average common shares outstanding:
      Basic                                                         52,402                52,291
      Diluted                                                       52,739                52,801

Ratios:
      Loss and loss adjustment
         expense                                                      71.5                  72.7
      Underwriting expense                                            24.8                  25.5
      Combined                                                        96.3                  98.2



                                                                         Six Months Ended
                                                                             June 30,
                                                                    2003                  2002            Change
                                                                 ---------             ---------          ------
                                                                        (in thousands, except
                                                                          per share data)

Statement of Operations Data:
Revenues:
      Net premiums written                                      $1,570,931            $1,155,581           35.9 %
      Increase in net
           unearned premiums                                      (116,001)              (47,750)
                                                                 ---------             ---------
      Net premiums earned                                        1,454,930             1,107,831           31.3
      Net investment income                                        133,095               126,386            5.3
      Realized net capital
              gains (losses)                                         1,269                (1,546)
                                                                 ---------             ---------
                                                                 1,589,294             1,232,671
                                                                 ---------             ---------
Expenses:
      Net losses and loss
           adjustment expenses                                   1,022,190               798,817
      Net commissions                                              386,945               274,480
      Other operating expenses                                      31,236                26,902
      Increase in deferred
           acquisition costs                                       (27,773)              (11,614)
                                                                 ---------             ---------
                                                                 1,412,598             1,088,585
                                                                 ---------             ---------

Operating income                                                   176,696               144,086           22.6
Other (deductions) income                                           (1,094)                   37
                                                                 ---------             ---------
Income before income taxes                                         175,602               144,123           21.8
Income taxes                                                        37,596                29,691
                                                                 ---------             ---------
Net income                                                        $138,006              $114,432           20.6
                                                                 =========             =========

Net income per common share:
      Basic                                                          $2.63                 $2.19           20.4
      Diluted                                                         2.62                  2.17           20.8

Dividends per common share                                           0.210                 0.196            7.1

Weighted average common shares outstanding:
      Basic                                                         52,388                52,282
      Diluted                                                       52,715                52,808

Ratios:
      Loss and loss adjustment
         expense                                                      70.3                  72.1
      Underwriting expense                                            26.6                  26.1
      Combined                                                        96.9                  98.2


                   Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data
                    As of June 30, 2003 and December 31, 2002



                                                                  2003              2002
                                                               -----------       -----------
                                                                 (in thousands, except share data)

Balance Sheet Data:
                                ASSETS
Investments and cash:
     Fixed maturities:
         Held to maturity, at amortized
             cost (market value: 2003-$475,829)                $   465,491      $        --
         Available for sale, at market value
             (amortized cost: 2003-$4,263,911;
             2002-$4,181,354) (pledged, at
             market value: 2003-$337,884;
             2002-$327,305)                                      4,510,795        4,361,489
     Equities:
         Common stocks available for sale,
             at market value (cost: 2003-
             $482,521; 2002-$477,738) (pledged,
             at market value: 2003-$23,424;
             2002-$13,421)                                         490,592          433,670
         Nonredeemable preferred stocks
             available for sale, at market value
             (cost: 2003-$28,542; 2002-$26,205)                     28,530           26,199
     Other invested assets                                         244,034          278,311
     Short-term investment of funds received
         under securities loan agreements                          369,566          347,647
     Short-term investments, at cost
         which approximates market value                            26,988           12,812
     Cash and cash equivalents                                     185,810          127,402
                                                               -----------      -----------
             Total investments and cash                          6,321,806        5,587,530
Accrued investment income                                           89,808           80,658
Premium balances receivable, net                                   400,674          350,214
Reinsurance recoverable on paid and unpaid
     losses and loss adjustment expenses:
         Affiliates                                                199,477          191,704
         Other                                                     679,428          625,884
Deferred acquisition costs                                         160,740          132,967
Prepaid reinsurance premiums                                        99,095           65,809
Federal income tax recoverable                                      16,119           51,199
Deferred income taxes                                              145,827          170,822
Other assets                                                        23,765           29,738
                                                               -----------      -----------
             Total assets                                      $ 8,136,739      $ 7,286,525
                                                               ===========      ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Unpaid losses and loss
     adjustment expenses                                       $ 4,386,109      $ 4,032,584
Unearned premiums                                                  878,703          707,916
Reinsurance balances payable                                       152,992          109,082
Payable under securities loan agreements                           369,566          347,647
Payable for securities in course of
     settlement                                                     73,013           25,352
Other liabilities                                                   63,401           33,177
                                                               -----------      -----------
             Total liabilities                                   5,923,784        5,255,758
                                                               -----------      -----------

Preferred Stock, $1.00 par value; shares
     authorized: 5,000,000                                              --               --
Common Stock, $1.00 par value; shares
     authorized: 100,000,000; shares issued:
     2003-53,277,301; 2002-53,225,149                               53,277           53,225
Additional paid-in capital                                         194,770          192,141
Accumulated other comprehensive income                             113,147           60,644
Retained earnings                                                1,866,204        1,739,200
Treasury Stock, at cost;
     864,200 shares of common stock                                (14,443)         (14,443)
                                                               -----------      -----------
             Total stockholders' equity                          2,212,955        2,030,767
                                                               -----------      -----------
             Total liabilities and
                stockholders' equity                           $ 8,136,739      $ 7,286,525
                                                               ===========      ===========


                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data


                                                    Three Months Ended
                                                        June 30,
                                                   2003           2002
                                                 ---------      ---------
                                                      (in thousands)

Cash Flow Data:

Net cash provided by
     operating activities                        $ 215,590      $  96,644
                                                 ---------      ---------

Cash flows from investing activities:
     Proceeds of fixed maturities available
         for sale sold                             212,443        159,777
     Proceeds of fixed maturities available
         for sale redeemed or matured               63,852         93,864
     Proceeds of equities sold                     189,575        168,313
     Purchase of fixed maturities held
         to maturity                              (247,944)            --
     Purchase of fixed maturities available
         for sale                                 (385,142)      (360,935)
     Purchase of equities                         (223,653)      (170,535)
     Net sale (purchase) of other
         invested assets                           317,848         (6,474)
     Net sale (purchase) of short-term
         investment of funds received under
         securities loan agreements                 25,355         74,523
     Net sale (purchase) of short-term
         investments                                 9,130           (251)
     Change in other liabilities for
         securities in course of settlement       (104,246)        20,255
     Other, net                                       (159)          (458)
                                                 ---------      ---------
         Net cash used in
             investing activities                 (142,941)       (21,921)
                                                 ---------      ---------
Cash flows from financing activities:
     Net funds (disbursed) received under
         securities loan agreements                (25,355)       (74,523)
     Dividends to stockholders                      (5,241)        (5,020)
     Proceeds from common stock issued               1,327            596
     Other                                             (91)        (1,026)
                                                 ---------      ---------
         Net cash (used in) provided by
             financing activities                  (29,360)       (79,973)
                                                 ---------      ---------
Effect of exchange rate changes on cash
     and cash equivalents                            3,492          4,348
                                                 ---------      ---------
         Change in cash and cash equivalents        46,781           (902)
Cash and cash equivalents, beginning of
     period                                        139,029        137,751
                                                 ---------      ---------
         Cash and cash equivalents, end of
             period                              $ 185,810      $ 136,849
                                                 =========      =========


                                                          Six Months Ended
                                                              June 30,
                                                        2003             2002
                                                      ---------       ---------
                                                            (in thousands)

Cash Flow Data:

Net cash provided by
     operating activities                             $ 503,523       $ 304,756
                                                      ---------       ---------

Cash flows from investing activities:
     Proceeds of fixed maturities available
         for sale sold                                  533,508         343,600
     Proceeds of fixed maturities available
         for sale redeemed or matured                   227,195         169,365
     Proceeds of equities sold                          316,586         345,897
     Purchase of fixed maturities held
         to maturity                                   (465,812)             --
     Purchase of fixed maturities available
         for sale                                      (788,335)       (763,654)
     Purchase of equities                              (341,337)       (370,854)
     Net sale (purchase) of other
         invested assets                                 40,954         (45,185)
     Net sale (purchase) of short-term
         investment of funds received under
         securities loan agreements                     (21,919)         58,477
     Net sale (purchase) of short-term
         investments                                    (14,177)          2,279
     Change in other liabilities for
         securities in course of settlement              47,661          30,527
     Other, net                                            (261)          3,438
                                                      ---------       ---------
         Net cash used in
             investing activities                      (465,937)       (226,110)
                                                      ---------       ---------
Cash flows from financing activities:
     Net funds (disbursed) received under
         securities loan agreements                      21,919         (58,477)
     Dividends to stockholders                          (10,451)        (10,039)
     Proceeds from common stock issued                    2,327           1,666
     Other                                                   --          (1,717)
                                                      ---------       ---------
         Net cash (used in) provided by
             financing activities                        13,795         (68,567)
                                                      ---------       ---------
Effect of exchange rate changes on cash
     and cash equivalents                                 7,027           2,556
                                                      ---------       ---------
         Change in cash and cash equivalents             58,408          12,635
Cash and cash equivalents, beginning of
     period                                             127,402         124,214
                                                      ---------       ---------
         Cash and cash equivalents, end of
             period                                   $ 185,810       $ 136,849
                                                      =========       =========


                  Transatlantic Holdings, Inc. and Subsidiaries
                           Consolidated Financial Data


                                                                       Three Months Ended
                                                                            June 30,
                                                                      2003           2002
                                                                    ---------      ---------
                                                                        (in thousands)

Comprehensive Income Data:

Net income                                                          $  75,178      $  61,509
                                                                    ---------      ---------

Other comprehensive income (loss):
     Net unrealized appreciation (depreciation) of investments:
           Net unrealized holding gains (losses)                      113,337          5,327
           Related income tax effect                                  (39,668)        (1,864)
           Reclassification adjustment for
               (gains) losses included in
               net income                                                (731)        (3,369)
           Related income tax effect                                      256          1,179
                                                                    ---------      ---------
                                                                       73,194          1,273
                                                                    ---------      ---------

     Net unrealized currency translation
        (loss) gain                                                   (17,618)        19,696
     Related income tax effect                                          6,167         (6,894)
                                                                    ---------      ---------
                                                                      (11,451)        12,802
                                                                    ---------      ---------

Other comprehensive income (loss)                                      61,743         14,075
                                                                    ---------      ---------

Comprehensive income                                                $ 136,921      $  75,584
                                                                    =========      =========



                                                                        Six Months Ended
                                                                            June 30,
                                                                      2003           2002
                                                                    ---------      ---------
                                                                         (in thousands)

Comprehensive Income Data:

Net income                                                          $ 138,006      $ 114,432
                                                                    ---------      ---------

Other comprehensive income (loss):
     Net unrealized appreciation (depreciation) of investments:
           Net unrealized holding gains (losses)                      120,258        (37,178)
           Related income tax effect                                  (42,090)        13,012
           Reclassification adjustment for
               (gains) losses included in
               net income                                              (1,269)         1,546
           Related income tax effect                                      444           (541)
                                                                    ---------      ---------
                                                                       77,343        (23,161)
                                                                    ---------      ---------

     Net unrealized currency translation
        (loss) gain                                                   (38,216)        34,612
     Related income tax effect                                         13,376        (11,932)
                                                                    ---------      ---------
                                                                      (24,840)        22,680
                                                                    ---------      ---------

Other comprehensive income (loss)                                      52,503           (481)
                                                                    ---------      ---------

Comprehensive income                                                $ 190,509      $ 113,951
                                                                    =========      =========


                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement


                                                          Three Months Ended
                                                               June 30,
                                                          2003          2002
                                                        --------       --------
                                                         (dollars in thousands)

Supplemental Premium Data:

Net premiums written by office:

      Domestic                                          $441,504       $315,202
                                                        --------       --------
      International:

              Europe:
                   London                                162,290        122,083
                   Paris                                  51,965         39,532
                   Zurich                                 60,815         44,460
                                                        --------       --------
                                                         275,070        206,075
                                                        --------       --------
              Other:
                   Toronto                                14,581          9,419
                   Miami (Latin America and
                     the Caribbean)                       35,859         31,770
                   Hong Kong                              21,923         17,517
                   Tokyo                                  13,913         12,043
                                                        --------       --------
                                                          86,276         70,749
                                                        --------       --------

      Total international                                361,346        276,824
                                                        --------       --------
Total net premiums written                              $802,850       $592,026
                                                        ========       ========

Other net premiums written data (estimated):

      Treaty                                                95.7%          94.6%
      Facultative                                            4.3            5.4
                                                        --------       --------
                                                           100.0%         100.0%
                                                        ========       ========

      Property                                              28.8%          23.1%
      Casualty                                              71.2           76.9
                                                        --------       --------
                                                           100.0%         100.0%
                                                        ========       ========

Total gross premiums written                            $865,431       $691,883
                                                        ========       ========

Source of gross premiums written:

      Affiliates                                            19.3%          12.8%
      Other                                                 80.7           87.2
                                                        --------       --------
                                                           100.0%         100.0%
                                                        ========       ========


                                                         Six Months Ended
                                                              June 30,
                                                       2003            2002
                                                     ----------      ----------
                                                       (dollars in thousands)

Supplemental Premium Data:

Net premiums written by office:

      Domestic                                       $  859,639      $  622,181
                                                     ----------      ----------
      International:

              Europe:
                   London                               330,565         244,802
                   Paris                                 91,471          71,052
                   Zurich                               123,702          88,124
                                                     ----------      ----------
                                                        545,738         403,978
                                                     ----------      ----------
              Other:
                   Toronto                               29,552          20,383
                   Miami (Latin America and
                     the Caribbean)                      75,591          62,680
                   Hong Kong                             39,907          29,836
                   Tokyo                                 20,504          16,523
                                                     ----------      ----------
                                                        165,554         129,422
                                                     ----------      ----------

      Total international                               711,292         533,400
                                                     ----------      ----------
Total net premiums written                           $1,570,931      $1,155,581
                                                     ==========      ==========

Other net premiums written data (estimated):

      Treaty                                               95.8%           94.8%
      Facultative                                           4.2             5.2
                                                     ----------      ----------
                                                          100.0%          100.0%
                                                     ==========      ==========

      Property                                             23.8%           20.8%
      Casualty                                             76.2            79.2
                                                     ----------      ----------
                                                          100.0%          100.0%
                                                     ==========      ==========

Total gross premiums written                         $1,765,847      $1,353,754
                                                     ==========      ==========

Source of gross premiums written:

      Affiliates                                           20.3%           11.4%
      Other                                                79.7            88.6
                                                     ----------      ----------
                                                          100.0%          100.0%
                                                     ==========      ==========


                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement


                                                             Three Months Ended
                                                                 June 30,
                                                             2003          2002
                                                           --------     --------
                                                              (in thousands)

Supplemental Statement of Operations Data:

Components of net losses and
 loss adjustment expenses:

      Paid losses and loss adjustment
         expenses, net of reinsurance
         recovered                                         $352,570     $322,646
      Change in unpaid losses and loss
         adjustment expenses, net of
         reinsurance recoverable thereon                    192,631       78,298
                                                           --------     --------
                                                           $545,201     $400,944
                                                           ========     ========




                                                              Six Months Ended
                                                                  June 30,
                                                             2003          2002
                                                           --------     --------
                                                              (in thousands)

Supplemental Statement of Operations Data:

Components of net losses and
 loss adjustment expenses:

      Paid losses and loss adjustment
         expenses, net of reinsurance
         recovered                                        $ 709,289     $677,348
      Change in unpaid losses and loss
         adjustment expenses, net of
         reinsurance recoverable thereon                    312,901      121,469
                                                         ----------     --------
                                                         $1,022,190     $798,817
                                                         ==========     ========


Supplemental Investment Data:



                                                                        June 30, 2003
                                                                   ----------------------
                                                                   Amount         Percent
                                                                   ------         -------
                                                                   (dollars in thousands)

Investments by category:

      Fixed maturities held to
       maturity (at amortized cost):
            Domestic and foreign municipal                       $  465,491         7.6%
                                                                 ----------       -----
      Fixed maturities available for
       sale (at market value):
            Corporate                                               860,484        14.0
            U.S. Government and government
               agency                                               292,882         4.8
            Foreign government                                      119,969         1.9
            Domestic and foreign municipal                        3,237,460        52.8
                                                                 ----------       -----
                                                                  4,510,795        73.5
                                                                 ----------       -----


      Total fixed maturities                                      4,976,286        81.1

      Preferred stocks                                               28,530         0.5
      Common stocks                                                 490,592         8.0
      Other invested assets                                         244,034         4.0
      Short-term investment of funds
         received under securities
         loan agreements                                            369,566         6.0
      Short-term investments                                         26,988         0.4
                                                                 ----------       -----
         Total investments                                       $6,135,996       100.0%
                                                                 ==========       =====


                  Transatlantic Holdings, Inc. and Subsidiaries
                       Consolidated Statistical Supplement

Supplemental Investment Data: (continued)

Fixed maturities portfolio data:


                                          ------------        ------------       -----------
      Ratings as of June 30, 2003:           Held to            Available
                                            Maturity            for Sale           Total
                                          ------------        ------------       -----------

         Aaa                                       5.9  %             54.2  %           60.1  %
         Aa                                        2.7                30.8              33.5
         A                                         0.8                 4.7               5.5
         Baa                                         -                 0.3               0.3
         Ba                                          -                 0.1               0.1
         B                                           -                 0.4               0.4
         BBB                                         -                 0.1               0.1
         Not rated                                   -                   -                 -
                                                   ---                ----             -----
               Total                               9.4  %             90.6  %          100.0 %
                                                   ===                ====             =====

      Duration as of June 30, 2003                 5.3  years



                                                 Three Months Ended
                                                      June 30,
                                              2003                 2002
                                          ------------        ------------

Pre-tax yield on fixed
      maturity portfolio (a)                       4.7  %              5.3  %

Effective tax rate on
      net investment income (b)                   17.9  %             18.8  %



                                                  Six Months Ended
                                                      June 30,
                                              2003                 2002
                                          ------------        ------------

Pre-tax yield on fixed
      maturity portfolio (a)                       4.6  %              5.4  %

Effective tax rate on
      net investment income (b)                   18.3  %             18.5  %


(a) Represents annualized pre-tax net investment income from fixed maturities for the periods indicated divided by the average balance sheet carrying value of the fixed maturity portfolio for such periods.

(b) Represents the portion of income tax expense related to net investment income divided by net investment income.

Other Data:


                                                 (Estimated)
                                                   June 30,                December 31,
                                                     2003                     2002
                                                  ----------               ----------
                                                            (in thousands)

Statutory surplus of Transatlantic
      Reinsurance Company                        $1,660,130               $1,545,944






---------------
Contact:
      Transatlantic Holdings, Inc., New York
      Steven S. Skalicky
      212/770-2040